UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2014, Cortex Pharmaceuticals, Inc. (the “Company”) entered into a Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”) with various accredited investors (each, a “Purchaser”), pursuant to which the Company sold its (i) 10% Convertible Notes due September 15, 2015 (“Notes”) and (ii) Warrants to Purchase Common Stock (“Warrants”). This financing was the initial closing on a private placement of up to $1,000,000 (the “Private Placement”), and subsequent closings occurred on December 9, 2014, December 31, 2014 and February 2, 2015. The Company terminated the Private Placement on February 18, 2015, having generated aggregate gross proceeds of $579,500 in the four closings.

As set forth in the Notes, the outstanding principal balance of each Note and all accrued and unpaid interest was due and payable in full on September 15, 2015, subject to the Company’s ability to extend that maturity date. On August 13, 2015, the Company determined to extend the maturity date of the Notes to September 15, 2016 and sent notice to note holders of its election, pursuant to the terms of the Notes. As a consequence of this election, under the terms of the Notes the Company will be required to issue to note holders approximately 8,900,000 additional warrants (the “New Warrants”) that will be exercisable through September 15, 2016. As set forth in Section 2 of the Notes, the New Warrants will be exercisable for that number of shares of common stock of the Company calculated as the principal amount of the Note (an aggregate amount of $579,500), plus any accrued and unpaid interest (estimated to be approximately $43,750 in the aggregate through September 15, 2015), multiplied by 50%, and then divided by $0.035. The New Warrants will otherwise have terms substantially similar to the Warrants. The form of both the Warrants and the Notes was attached as an Exhibit to the form of Purchase Agreement, filed November 12, 2014 as Exhibit 10.1 to the Company’s Current Report in Form 8-K in connection with the initial sale of the Notes and Warrants, and is incorporated herein by reference.

The Warrants to purchase approximately 16,600,000 shares of common stock initially distributed with the Notes were exercisable until 5:00 p.m. on September 15, 2015 at the same price per share of Common Stock at which the Notes are convertible and into the number of shares of Common Stock calculated as each Purchaser’s investment amount divided by $0.035. In connection with the extension of the maturity date of the Notes, the Board of Directors of the Company (the “Board”) determined to extend the termination date of the original Warrants to September 15, 2016, so that they are coterminous with the new maturity date of the Notes.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04. By electing to extend the maturity date of the Notes, the Company will increase its aggregate obligations under the Notes through the increase in the total accrued interest to be paid on the Notes at the extended maturity date by the amount to be accrued during the extension period.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The Purchasers of the Notes and Warrants made representations to the Company that they met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The offer and sale of the Notes and Warrants, and subsequent issuance of the New Warrants, were made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. The offering of the Notes and Warrants, and the issuance of the New Warrants, were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New President and CEO

On August 18, 2015, the Company entered into a contract hiring James S. J. Manuso, as its new President and Chief Executive Officer. Dr. Manuso, age 66, is being hired for an initial three year term. There is no family relationship between Dr. Manuso and any other officer or director of the Company. Since the end of the Company’s last fiscal year, there have been no transactions in excess of $120,000 in which the Company was a participant and Dr. Manuso had a direct or indirect financial interest.

Dr. Manuso will receive an initial annual base salary of $375,000, subject to certain conditions, which will increase to $425,000 annually upon the first anniversary of his contract, again subject to certain conditions being met. Dr. Manuso will also be eligible to receive bonuses ranging from $100,000 to $300,000, once certain conditions have been met or at the discretion of the Board. In connection with his hiring and as further discussed below, Dr. Manuso will also receive stock options to acquire 85,000,000 shares of common stock of the Company, in part under its 2014 Equity, Equity-Linked and Equity Derivative Incentive Plan (the “2014 Plan”) and in part under its 2015 Stock and Stock Option Plan (the “2015 Plan” and together with the 2014 Plan, the “Plans”). Dr. Manuso will be eligible to receive additional awards under the Plans in the Board’s discretion. Dr. Manuso also has agreed to subscribe to purchase newly issued securities of the Company in an amount of $250,000, on terms to be agreed between the parties. Dr. Manuso will also receive, beginning on the first anniversary of the Effective Date (as defined in the agreement), additional compensation to cover automobile lease expenses (up to a maximum of $16,000 annually) if certain conditions are met, and, until such time as the Company establishes a group health plan for its employees, $1,200 per month to cover the cost of health coverage and up to $1,000 per month for a term life insurance policy and disability insurance policy. He will also be reimbursed for business expenses, as set forth in greater detail in his employment agreement. This description of Dr. Manuso’s employment agreement with the Company does not purport to be complete and is qualified in its entirety by reference to his employment agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Dr. Manuso is the former Chairman of the Board of Directors and Chief Executive Officer of Astex Pharmaceuticals, Inc. (“Astex”) (NASDAQ: ASTX), having served in such positions from July 2011 through October 2013. Dr. Manuso had previously served as the President and Chief Executive Officer, as well as Chairman of the Board of Directors, of Astex (formerly SuperGen, Inc.: NASDAQ: SUPG) from January 2004 to July 2011, and as a director of Astex since February 2001.

Dr. Manuso currently serves on the board of directors of privately-held KineMed, Inc. Previously, Dr. Manuso served on the boards of directors of The Biotechnology Industry Organization (BIO) and its Health Section Governing Board, Novelos Therapeutics, Inc. (NVLT.OB; now Cellectar Biosciences, Inc.), Symbiontics, Inc., Quark Pharmaceuticals, Inc., EuroGen, Ltd. (London, UK), where he was chairman, and other industry companies.

Appointment of New Director and Vice Chairman

Dr. Manuso is also being appointed as a director of the Company, as of August 18, 2015, filling an existing vacancy on the Board. In addition to being a member of the Board, he has agreed to serve as Vice Chairman, a non-executive position. Dr. Manuso will not receive any additional compensation in his capacity as either a director or Vice Chairman. It has not yet been determined on which committees of the Board Dr. Manuso will serve.

Resignation of Existing President and Chief Executive Officer and Appointment to New Position

On August 18, 2015, the Company, concurrently with the hiring of James S. J. Manuso as the new President and Chief Executive Officer of the Company as described above, accepted the resignation of Dr. Arnold S. Lippa, as President and Chief Executive Officer. Dr. Lippa will remain the Company’s Executive Chairman and a member of the Board. Also on August 18, 2015, Dr. Lippa was named Chief Scientific Officer of the Company, and the Company entered into a contract with him in that capacity. Dr. Lippa’s contract as Chief Scientific Officer has an initial three year term and provides for an annual base salary of $300,000, subject to certain conditions. This description of Dr. Lippa’s employment agreement with the Company does not purport to be complete and is qualified in its entirety by reference to his employment agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Entry into Employment Agreements with Other Officers

On August 18, 2015, the Company entered into a formal employment agreement with Robert N. Weingarten, its Vice President and Chief Financial Officer. Mr. Weingarten has held these positions with the Company since April 2013. Mr. Weingarten’s employment agreement has an initial term of one year and provides for an annual base salary of $195,000, subject to certain conditions. This description of Mr. Weingarten’s employment agreement with the Company does not purport to be complete and is qualified in its entirety by reference to his employment agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

On August 18, 2015, the Company also entered into a formal employment agreement with Jeff E. Margolis, its Vice President, Treasurer and Secretary. Mr. Margolis has held these positions with the Company since March 2013. Mr. Margolis’s employment agreement has an initial term of one year and provides for an annual base salary of $195,000, subject to certain conditions. This description of Mr. Margolis’s employment agreement with the Company does not purport to be complete and is qualified in its entirety by reference to his employment agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Modification of the 2015 Plan

On August 18, 2015, the Board, acting by written consent, amended the 2015 Plan, increasing the number of shares that may be issued under the 2015 Plan from 150,000,000 to 250,000,000. The 2015 Plan is not being amended in any way, other than the increase in the number of shares available thereunder. This description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the 2015 Plan itself, a copy of which was originally filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed July 8, 2015, and is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference.

Grant of Options to Officers, Independent Driectors and Service Providers

On August 18, 2015, the Board approved the grant of non-qualified stock options to certain officers of the Company, including its named executive officers (including to Dr. Manuso, the Company’s new Chief Executive Officer and President upon commencement of his employment, as described above), its independent directors and certain service providers to the Company. These grants were issued with respect to approximately 136,000,000 shares in the aggregate. Grants approved with respect to named executive officers, including Dr. Manuso, and the independent directors, are set forth below:

Grantee	Options granted
Arnold S. Lippa	10,000,000
Robert N. Weingarten	10,000,000
Jeff Eliot Margolis	10,000,000
Kathryn MacFarlane	3,000,000
James E. Sapirstein	3,000,000
Richard D. Purcell	3,000,000

The options listed above will vest as to each recipient, 25% on December 31, 2015, 25% on March 31, 2016, 25% on June 30, 2016 and 25% on September 30, 2016. Other terms of the options are consistent with the form of award for the 2015 Plan, filed as Exhibit as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed July 8, 2015.

Pursuant to his employment agreement, upon commencement of his employment with the company, Dr. Manuso will be awarded incentive stock options with respect to approximately 5,000,000 shares of common stock of the Company, under the 2014 Plan. If the number of shares available under the 2014 Plan or the restrictions regarding incentive stock options limit the number shares with respect to which such options can be awarded, Dr. Manuso will receive the maximum number of incentive stock options that may be awarded to him under the 2014 Plan. In addition, Dr. Manuso will be awarded non-qualified stock options with respect to 80,000,000 shares of common stock of the Company. Both options will have a term of ten years (subject to adjustment for the incentive stock option) and will vest as to 50% on the Effective Date (as defined in the employment agreement), 25% on the date that is six months following the Effective Date, and 25% on the first anniversary of the Effective Date, subject to Dr. Manuso’s continuous service to the Company through each vesting date. Further details regarding Dr. Manuso’s option awards are set forth in his employment agreement, which is attached to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Cautionary Statement

Statements in this report that are “forward-looking statements” within the meaning of the federal securities laws, including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities in 2015 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the Company’s inability to promptly restate the affected financial statements and the risks referenced in the Company’s current Annual Report on Form 10-K or as may be described from time to time in the Company’s subsequent SEC filings; and such factors are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2015	CORTEX PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Robert N. Weingarten
Robert N. Weingarten
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Purchase Agreement (including the Form of Note and the Form of Warrant), incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 12, 2014.

10.2*	Employment Agreement between Cortex Pharmaceuticals, Inc. and James S. J. Manuso.

10.3*	Employment Agreement between Cortex Pharmaceuticals, Inc. and Arnold S. Lippa.

10.4*	Employment Agreement between Cortex Pharmaceuticals, Inc. and Robert N. Weingarten.

10.5*	Employment Agreement between Cortex Pharmaceuticals, Inc. and Jeff E. Margolis.

10.6	Cortex Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 8, 2015.

* filed herewith